UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2019

PreCheck Health Services, Inc.
(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

305 W. Woodard Street, Suite 221, Denison TX 75020

(Address of Principal Executive Offices)

(903) 337-1872

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 4.01. Changes in Registrant’s Certifying Accountant

On October 4, 2019, the Company’s board of directors dismissed Pinnacle Accountancy Group of Utah (“Pinnacle”) as the Company’s independent registered public accounting firm and approved the engagement of Weinberg & Company, P.C. (“Weinberg”) as the Company’s independent registered public accounting firm.

Pinnacle issued an auditor’s report for the fiscal years ended December 31, 2018 and 2017, which did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.

During the period of Pinnacle’s engagement and any subsequent interim periods through the date of such dismissal, there were no disagreements with Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pinnacle would have caused them to make reference thereto in connection with their report on the financial statements for the years ended December 31, 2018 and 2017. Further, during such period, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Pinnacle with a copy of the foregoing disclosure and requested Pinnacle to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated October 4, 2019, furnished by Pinnacle, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two fiscal years prior to Weinberg’s engagement by the Company and any subsequent interim period prior to its engagement, the Company did not consult with Weinberg with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

d. Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Pinnacle Accountancy Group of Utah dated October 7, 2019

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PreCheck Health Services, Inc.

Date: October 8, 2019	By:	/s/ Lawrence Biggs
Lawrence Biggs
Chief Executive Officer

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